                            AGREEMENT OF JOINT FILING

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) of a statement on Schedule 13D or any amendments thereto, with respect to the Common Stock, par value $.01, of Cayenne Software, Inc. and that this Agreement be included as an Exhibit to such filing.

                  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

                  IN WITNESS WHEREOF, the undersigned hereby execute this Agreement on the 16th day of January, 1997.

                           ASSOCIATED CAPITAL, L.P.

                           By: A CAP, INC., as General Partner

                           By: /s/ Jay H. Zises, President
                               -------------------------------
                                    Jay H. Zises, President

                           ASSOCIATED CAPITAL OFFSHORE, L.P.

                           By: A CAP, LTD., as General Partner

                           By: /s/  J.D. Hunter
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                                    J.D. Hunter, Managing Director

                           A CAP, INC.

                           By: /s/ Jay H. Zises, President
                               -------------------------------
                                    Jay H. Zises, President

                               /s/ Jay H. Zises,
                               -------------------------------
                                Jay H. Zises

                               /s/ Selig A. Zises,
                               -------------------------------
                                Selig A. Zises

                               /s/ Nancy Frankel-Zises,
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                                Nancy Frankel-Zises